                                                                    EXHIBIT 10.9

                          ASSET DISPOSITION AGREEMENT

         THIS Asset Disposition Agreement dated as of the 28th day of February, 1995 (the "Agreement"), is made by and among Liberte Investors, a Massachusetts business trust ("Liberte"), ST Lending, Inc., a Delaware corporation ("STL"), and Lomas Management, Inc., a Nevada corporation ("LMI").

                                R E C I T A L S

         WHEREAS, Liberte and STL are the holders of certain participation interests in the assets listed on the attached Schedule A pursuant to a certain
(i) Participation Agreement dated as of July 28, 1970, between Lomas Financial Corporation ("LFC") and Liberte ("LFC's right, title, and interest therein having been assigned to STL), and (ii) Proceeds Agreement dated as of May 1, 1990, by and among LFC, Liberte, LMI, Lomas Mortgage USA, Inc., L&N Consultants, Inc., and Naples Canta Mar, Ltd. (both agreements as each of them may have been amended or modified being collectively referred to in this agreement as the "Participation Agreement"); and

         WHEREAS, LMI is the manager of the assets listed on the attached Schedule A pursuant to that certain Management Agreement dated as of July 1, 1992, by and among LMI, LFC, and Liberte (the "Management Agreement"); and

         WHEREAS, STL and Liberte have reached certain agreements with respect to the assets listed on the attached Schedule A (the "Participated Assets"), and Liberte and LMI have reached certain agreements with respect to the Management Agreement; and

         WHEREAS, the parties desire to describe and implement such agreements through this Agreement;

         NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows.

         1.      Exchange Assets.

                 1.1 Transfer of Participation Interests. Effective February 28, 1995 (the "Effective Date") Liberte will transfer to STL its participation interests in the Participated Assets described on the attached Schedule B (the "STL Exchange Assets") pursuant to a Master Assignment dated as of the Effective Date between Liberte and STL substantially in the form attached to this Agreement as Exhibit B-1 (the "Liberte Master Assignment"); and STL will transfer to Liberte on the Effective Date its participation interests in the assets described on the attached Schedule C (the "Liberte Exchange Assets") pursuant to a Master Assignment dated as of the Effective Date between STL and Liberte substantially in the form attached hereto as Exhibit C-1 (the "STL Master Assignment"). On the "Effective Date" Liberte will deliver to STL the fully executed Liberte Master Assignment along with originals of the participation certificates evidencing Liberte's participation interest in the STL Exchange Assets; and STL will deliver to Liberte the fully executed STL Master Assignment along with original participation certificates evidencing STL's participation interest in the Liberte Exchange Assets.

                 1.2 Transfer of Title. STL will authorize LMI to cause the title nominees that hold legal title to the STL Exchange Assets and the Liberte Exchange Assets, being L & N Consultants ("LNCI") and Lomas Mortgage USA, Inc. ("Lomas Mortgage"), to execute and deliver to STL and to Liberte, as appropriate, on the Effective Date, the various deeds, assignments, and other documents (the "Exchange Asset Transfer Documents") necessary to convey to Liberte and STL all of their respective rights, title, and interests in and to the STL Exchange Assets and the Liberte Exchange Assets. The Exchange Asset Transfer Documents will consist of deeds and assignments as appropriate to each Exchange Asset, in substantially the forms attached hereto as Exhibit B-2 with respect to the STL Exchange Assets and Exhibit C-2 with respect to the Liberte Exchange Assets. Except for the representations and warranties contained in this Agreement and in the Exchange Asset Transfer Documents, the transfers to be made pursuant to this Agreement shall be without representation or warranty of any kind.

                 1.3 Liabilities. With respect to liabilities associated with or related to the Exchange Assets, from and after the Effective Date STL will be solely responsible for any and all liabilities, whether accrued before or after the Effective Date, in respect of the STL Exchange Assets, and Liberte will be solely responsible for any and all liabilities, whether accrued before or after the Effective Date, in respect of the Liberte Exchange Assets. For purposes of this Agreement, "liabilities associated with, related to, and in respect of" the Exchange Assets shall mean all liabilities associated with the Exchange Assets, including, without limitation, all liabilities associated with the ownership and management of the Exchange Assets (the "Property Related Liabilities") and shall exclude only those liabilities incurred by or on behalf of Liberte, STL, LMI, or the title nominees that hold legal title to the Exchange Assets (or their respective affiliates) that do not arise on account of the Exchange Assets themselves and are therefore not Property Related Liabilities. The foregoing provisions shall in no event limit, modify, discharge, or waive any liabilities or obligations that the parties may have under or in respect of (i) the representations and warranties set forth in this Agreement, (ii) the Liberte Master Assignment, (iii) the STL Master Assignment; (iv) the Exchange Asset Transfer Documents, or (v) the Management Agreement.

                 1.4 Closing Date. The closing of the transactions described in this section (the "Closing") shall take place on the Effective Date.

                 1.5 Exchange Asset Management; Closing Adjustments and Costs. During the period prior to the Effective Date, there will be no change in the current management of the Exchange Assets including, without limitation, current efforts to liquidate the Exchange Assets. All items of income, revenues, and expenses actually received or paid in respect of the Exchange Assets prior to the Effective Date shall be apportioned and allocated between Liberte and STL in accordance with their respective prorata participation interests as provided pursuant to the Participation Agreement. LMI agrees that, pursuant to the Management Agreement, all such items of income, revenue, and expense have been or will be properly allocated in accordance with the provisions of this paragraph, and all parties further agree to promptly correct any errors in respect of the foregoing allocations after the Effective Date by an appropriate payment from the party in whose favor such error existed to the other party. Prior to the Closing, LMI will produce, and the parties will approve, schedules showing accrued and unpaid taxes and outstanding payables with respect to the management of the Exchange Assets, including, without limitation, site work, expenses related to obtaining and maintaining entitlements, legal expenses, and other expenses related to the management and liquidation of the Exchange Assets. All such expenses will be prorated as of the Effective Date. Closing costs arising as a direct result of the transfer of the Exchange Assets, including, without limitation, costs associated with obtaining title commitments and reports, escrow and recording fees, transfer taxes, and other costs associated with the delivery of transfer and other documents, will also be prorated between STL and Liberte in accordance with their respective participation interests pursuant to the Participation Agreement. The parties will each be responsible for their respective legal expenses and the cost of any policies of title insurance that any party, in its sole discretion, chooses to obtain.

                 1.6 Property Adjustment. Because the net asset value of the STL Exchange Assets is less than the net asset value of STL's current participation interest in the Exchange Assets by the sum of $59,294.96, Liberte will make a cash payment to STL on the Effective Date in that amount plus the amount of Liberte's share of property tax prorations. STL hereby acknowledges receipt of such payment. Should any of the Exchange Assets be sold or otherwise disposed of prior to the Effective Date, Liberte and STL will mutually agree upon a satisfactory property adjustment.

         2.      Non-Exchange Assets.

                 2.1 Schedule D Assets. With respect to the Participated Assets listed on the attached Schedule D (the "Schedule D Assets"), Liberte and STL agree that, although the Schedule D Assets may have future value, it is too speculative to determine as of the Effective Date. Accordingly, the parties hereby agree that the Schedule D Assets will not be exchanged and LMI will continue to manage the Schedule D Assets as described in Section 4 hereof except that LMI's compensation for such management will be as described in this paragraph, until December 31, 1995 (the "Settlement Date"). LMI's management will focus upon generating cash flow from such assets, whether by liquidation or otherwise, and LMI will obtain the consent of STL and Liberte prior to entering into any agreements or making any material expenditures with respect to the Schedule D Assets. LMI will distribute monies generated from the Schedule D Assets as follows: (i) payment of all expenses associated with the relevant transaction to the extent not previously paid; (ii) payment of ten percent of the total of such funds, calculated on a gross basis, to LMI in full compensation for its efforts; and (iii) payment of the balance of such funds 80% to Liberte and 20% to STL. Effective as of the Settlement Date, STL will transfer to Liberte its remaining interest in the Schedule D Assets, without recourse or warranty and on an "As Is" basis, with no proration of Property Related Liabilities, for no additional consideration.

                 2.2 Schedule E Assets. With respect to the Participated Assets listed on the attached Schedule E (the "Schedule E Assets"), Liberte and STL have agreed that, for various reasons, the Schedule E Assets should not be exchanged. Accordingly, the Schedule E Assets will remain as Participated Assets pursuant to the Participation Agreement and will be managed pursuant to Section 4 hereof until the Settlement Date. Effective as of the Settlement Date, STL will transfer its interest in any remaining Schedule E Assets to Liberte, without recourse or warranty and on an "As Is" basis, with no proration of Property Related Liabilities, for no additional consideration.

                 2.3 Remainder Assets. With respect to Asset Nos. 4471 and 541708 (the "Remainder Assets"), STL and Liberte will each retain its current participation interest and each of these assets will continue to be Participated Assets pursuant to the Participation Agreement. The Remainder Assets will be managed pursuant to Section 4 hereof until they are fully liquidated.

         3.      Representations and Warranties.

                 3.1 Each party to this agreement makes the following representations and warranties.

                          (a) such party is duly organized, validly existing, and in good standing under the laws of state in which it is organized;

                          (b) the execution and delivery by such party of this Agreement and all other documents and instruments executed and delivered by such party in connection with this Agreement, and such party's consummation of the transactions described in this Agreement have been duly authorized and do not conflict with such party's charter or bylaws or, with respect to Liberte, declaration of trust, any applicable law, or any contractual restriction that is binding on or affects such party;

                          (c) all authorizations, consents, approvals, or other actions by, or notices or communications to, any persons necessary for, or otherwise in connection with, the consummation by such party of the transactions described in this Agreement, if any, has been obtained; and

                          (d) this Agreement is the legal, valid, and binding obligation of such party, enforceable in accordance with its terms.

                 3.2 STL Representation and Warranty. STL hereby represents and warrants to Liberte that, with respect to the Liberte Exchange Assets, from and after the Closing, neither STL, nor, except with respect to Property Related Liabilities, any third party claiming through STL, will have any further rights, title, claims, or interests, whether legal, beneficial, or otherwise, including, without limitation, any participation interest.

                 3.3 Liberte Representation and Warranty. Liberte hereby represents and warrants to STL that, with respect to the STL Exchange Assets, from and after the Closing, neither Liberte, nor, except with respect to Property Related Liabilities, any third party claiming through Liberte, will have any further rights, title, claims, or interests, whether legal, beneficial, or otherwise, including, without limitation, any participation interest.

         4.      Post Closing Asset Management Issues.

                 4.1 Participated Asset Management. The parties anticipate that the Management Agreement will terminate on or before the expiration of its current term by mutual agreement of the parties to the Management Agreement. Accordingly, the parties to this Agreement hereby agree that, with respect to the assets that will continue to be Participated Assets after the Closing, LMI will manage such assets for the benefit of STL and Liberte, using reasonable efforts to preserve and generate cash flow from such assets. LMI will receive no management fee except as specifically provided in Section 2.1 of this Agreement with respect to the Schedule D Assets only. LMI's management of the Remainder Assets will continue until such assets are fully liquidated, which the parties expect will occur prior to the Settlement Date. LMI's management of all other Participated Assets will continue until the earlier of their liquidation or the Settlement Date. The parties agree to cooperate with and assist each other in a manner reasonably required to accomplish the intent and purpose of this Agreement. Liberte and STL will continue to share revenues and expenses associated with the Participated Assets according to their participation interest in such assets, pursuant to the Participation Agreement.

                 4.2      Contingent Liabilities; Third Party
         Agreements; Escrows and Deposits. With respect to any currently existing contingent liabilities, third party agreements, asset related escrows and deposits, and any other benefits, liabilities, and obligations that affect any of the parties to this Agreement or the various nominee titleholders of the Participated Assets and that derive from the Participated Assets or the relationships established on account of the Participated Assets, the parties to this Agreement will cooperate and do all things reasonably necessary to fairly and equitably resolve or otherwise apportion and secure each currently existing agreement, obligation, or benefit. To the extent that such matters affect or arise on account of the Exchange Assets, the parties will make reasonable efforts to complete such resolution prior to the Closing. All such matters relating to the remaining Participated Assets will be resolved as soon as reasonably possible, but in no event later than the Settlement Date.

         5.      Miscellaneous.

                 5.1 Notices. All notices and other communications necessary or desirable pursuant to this Agreement shall be in writing and shall be effective on the date deposited in the United States Mail by registered or certified mail, postage prepaid, return receipt requested, or delivered by recognized overnight courier, personally delivered, or sent by facsimile transmission, to the parties at their respective addresses as shown on the signature page of this Agreement. Notices or communications sent otherwise will be effective upon receipt. The parties may change their addresses for notices in accordance with this paragraph.

                 5.2 All representations, warranties, rights, and obligations contained in this Agreement shall survive the Closing.

                 5.3 This Agreement and the documents referred to in this Agreement constitute the full and complete agreement of the parties hereto with respect to the subject matter of this Agreement and supersede any and all prior agreements with respect to such matters.

                 5.4 This Agreement may be amended or modified only by a written instrument executed by all parties. This Agreement will be governed by the laws of the state of Texas without giving affect to the principles of conflicts of laws.

                 5.5 This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

                 5.6 No failure or delay of any party in the exercise of any right given to such party under this Agreement shall be deemed to be a waiver thereof. No waiver by any party of any condition under this Agreement for its benefit shall constitute a waiver of any other or further right, nor shall any single or partial exercise of any right preclude any other or further exercise thereof or of any other rights. The waiver of any breach of this Agreement shall not be deemed to be a waiver of any other or subsequent breach of this Agreement. No extensions of time for the performance of any obligation shall be deemed or construed as an extension of time for the performance of any other obligation.

                 5.7 Upon the written request of any party (the "Requesting Party"), from time to time, the other party or parties shall do, execute, acknowledge, and deliver, at the sole cost and expense of the Requesting Party, such further acts, deeds, conveyances, assignments, notices of assignment or transfer and assurances as the Requesting Party may reasonably require in order to better assure, convey, grant, assign, transfer, and confirm upon the Requesting Party the rights now or hereafter intended to be granted under this Agreement or any other instrument executed in connection with this Agreement.

                 5.8 This Agreement may be executed in one or more counterparts, each of which when so executed and delivered shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

                 5.9 Each of the exhibits and schedules referred to in this Agreement and attached to this Agreement is hereby incorporated into this Agreement by this reference, with the same force and effect as if set forth at length in the body of this Agreement.

                 5.10 If any party brings any action or suit against any other party by reason of any breach of this Agreement on the part of such other party, then, in such event the prevailing party shall be entitled to have and recover from such other party all costs and expenses of the action or suit, including, without limitation, reasonable attorneys' fees, and court costs and expenses resulting therefrom.

         IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the day and year first above written.

Address                                    Liberte Investors,
                                           a Massachusetts business trust

                                           By: /s/ TED ENLOE
-----------------------------------           --------------------------------
                                           Name: Ted Enloe
-----------------------------------             ------------------------------
                                           Title: President
-----------------------------------              -----------------------------

Address                                    ST Lending, Inc.
                                           a Delaware corporation

                                           By: /s/ CAREY B. WICKLAND
-----------------------------------           --------------------------------
                                           Name: Carey B. Wickland
-----------------------------------             ------------------------------
                                           Title: President
-----------------------------------              -----------------------------


Address                                    Lomas Management, Inc.
                                           a Nevada corporation

                                           By: /s/ CAREY B. WICKLAND
-----------------------------------           --------------------------------
                                           Name: Carey B. Wickland
-----------------------------------             ------------------------------
                                           Title: President
-----------------------------------              -----------------------------

                                   Schedule A
                          Asset Disposition Agreement

                              Participated Assets

I.       Exchange Assets

                  Asset
     Asset No.    Type         Asset Name
     ---------    ----         ----------
       3211        R           Greystone Housing
       3382        R           Swln, Inc.
       3385        R           Pavlakos/McNair Dev Co
       3592        R           Marsh Lane Self Storage, Inc.
       3674        R           Swln, Inc.
       3701        R           Dunning Partnership
       4189        R           Ventura Properties, Inc.
       4439        R           Village Park Homes-Venture
       4553        L           Blume Eastlake Ltd Partnership
     540101        R           Bel Tiara Ventures II

II.      Non Exchange Assets (Schedule D)

                   Asset
    Asset No.       Type      Asset Name
    ---------      -----      ----------
       3647          L        Ronald Holmes
       4137          L        Kenwood Homes Inc./Bill Walte
       4169          L        Israel Fogiel
       4391          L        Timbercrest Companies Inc.
       4545          L        Michael A. Howland & Lorraine K.
       4571          L        Robert K. Utley III
       4583          L        Gene Eidelman/Yuri Eidelman/
       4587          L        Ed H. Street Jr.
       4604          L        Hicks Road Associates L.P.
       4609          L        Van Holm Brian Eidelman Yuri & G
       4624          L        Alden Brian
       4681          L        James R. Stuhmer
       4637          L        Eddy Brunstein & Israel Fogiel &
       3437          R        Ike Harris
       4630          L        Lexington Square-Receivable

III.     Non Exchange Assets (Schedule E)

                   Asset
     Asset No.      Type       Asset Name
     ---------     -----       ----------
       3934          R         Porten Sullivan
       4401          L         Johnny L. Swaim
       4402          L         Victor R. Means Jr.
       4601          R         New Worth Jv. (LNCI)
       4632          R         Lawler (LNCI)
       4644          L         Highland Plaza Tax Penalty
       4645          L         Highland Plaza Tax & Cam Tenant

                                   Schedule A
                          Asset Disposition Agreement

                              Participated Assets

IV.      Non Exchange Assets (Remainder Assets)


                   Asset
     Asset No.     Type        Asset Name
     ---------     ----        ----------
       4471          R         Cal-Oaks Investors-89 Lp
     541708          L         41st Street East Development Co.

                                   Schedule B
                          Asset Disposition Agreement

                              STL Exchange Assets



                   Asset
     Asset No.     Type         Asset Name
     ---------     ----         ----------
       3211          R          Greystone Housing
       3395          R          Pavlakoa/McNair Dev Co
       3592          R          Marsh Lane Self Storage, Inc.
       3701          R          Dunning Partnership
       4553          L          Blume Eastlake Ltd Partnership
     540101          R          Bel Tiara Ventures II

                                  EXHIBIT B-1

                               MASTER ASSIGNMENT

         LIBERTE INVESTORS, a Massachusetts business trust ("Assignor"), for and in consideration of TEN DOLLARS ($10.00) and other good and valuable consideration paid to Assignor by ST LENDING, INC., a Delaware corporation ("Assignee"), the receipt and sufficiency of which are hereby acknowledged, hereby CONVEYS, GRANTS, TRANSFERS and ASSIGNS unto Assignee, without recourse or warranty except as otherwise provided herein, all of the following assets (the "STL Assets"):

         Section 1. (a) The undivided participation interests of Assignor under the Participation Agreement (as hereinafter defined), including, without limitation, any and all participation certificates evidencing such interests (the "Participation Certificates"), in and to the unpaid amounts of principal and interest of the mortgage loans identified on the attached Schedule I (the "Participated Mortgage Loans"), (b) any other rights or interests of Assignor in and to the Participated Mortgage Loans or Participation Certificates or payments thereunder, and (c) any other rights of Assignor in and to the promissory notes evidencing such Participated Mortgage Loans (the "Participated Notes"), and in and to any and all mortgages, assignments of leases, guaranties, letters of credit, pledged accounts, surety bonds or arrangements and all other agreements, documents, instruments or deposits evidencing, insuring or securing the Participated Mortgage Loans or the Participation Certificates.

         Section 2. To the extent not conveyed pursuant to Section 1 above, (a) all of the undivided participation interests of Assignor (the "Participated Owned Property Interests") in and to all proceeds from the parcels of real property identified on the attached Schedule II, as evidenced by the Proceeds Agreement (as defined below) or otherwise, (b) any other rights or interests of Assignor in and to the Participated Owned Property Interests, including, without limitation, the participation certificates evidencing such interest, and (c) any other rights or interests of Assignor in and to all other agreements, documents, instruments or deposits evidencing, insuring or otherwise relating to the Participated Owned Property Interests.

         Section 3. The interest of Assignor in and to any and all participation, servicing, nominee, proceeds or similar agreements related to the Participated Mortgage Loans and the Participated Owned Property Interests, including, without limitation, the Participation Agreement dated July 28, 1970 (the "Participation Agreement") between Lomas Financial Corporation ("LFC") and Assignor (formerly known as Lomas & Nettleton Mortgage Investors) and the Proceeds Agreement dated August 1, 1990 among LFC, Assignor (formerly known as Lomas & Nettleton Mortgage Investors) and certain affiliates of LFC (the "Proceeds Agreement").

                   REPRESENTATIONS AND WARRANTIES OF ASSIGNOR

         Assignor represents and warrants to Assignee and its successors and assigns that:

         (i) Assignor is a business trust duly organized, validly existing and in good standing under the laws of the State of Massachusetts;

         (ii) Assignor has full power and authority to execute and deliver this Master Assignment, and this Master Assignment has been duly authorized, executed and delivered by Assignor and is valid, binding and enforceable against Assignor in accordance with its terms;

         (iii) Neither the execution nor the delivery of this Master Assignment by Assignor will (a) conflict with Assignor's Declaration of Trust, (b) violate, conflict with, or result in any breach of any terms or provisions of, or constitute a default under, any material contract, agreement or instrument to which Assignor or its affiliates is a party or by which Assignor or its affiliates or any of their properties are bound or (c) violate, conflict with or breach any provision of any applicable law, rule or regulation;

         (iv) Assignor (a) is the sole legal and beneficial owner of the assets conveyed hereby and (b) has good title thereto, free and clear of any and all liens, encumbrances, participation interests, charges, claims or equity interests of any nature, except as disclosed in writing to Assignee contemporaneously herewith.

                                 GOVERNING LAW

THIS MASTER ASSIGNMENT SHALL BE DEEMED TO BE A CONTRACT UNDER THE INTERNAL LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS, AND FOR ALL PURPOSES SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF SAID STATE, EXCEPT AS MAY OTHERWISE BE REQUIRED BY MANDATORY PROVISIONS OF LAW.

EXECUTED as of February 28, 1995.

                                  ASSIGNOR:

                                  LIBERTE INVESTORS,
                                  a Massachusetts business trust

                                  By: /s/ TED ENLOE
                                     --------------------------------
                                  Name: Ted Enloe
                                       ------------------------------
                                  Title: President
                                        -----------------------------

                           MASTER ASSIGNMENT BETWEEN
                          LIBERTE INVESTORS (ASSIGNOR)
                        AND ST LENDING, INC. (ASSIGNEE)

                                   SCHEDULE I

                          PARTICIPATED MORTGAGE LOANS



STL ASSET NO.             CURRENT BORROWER NAME
-------------             ---------------------
    4553                  Blume Eastlake Ltd Partnership

                           MASTER ASSIGNMENT BETWEEN
                          LIBERTE INVESTORS (ASSIGNOR)
                        AND ST LENDING, INC. (ASSIGNEE)

                                  SCHEDULE II

                     PARTICIPATED OWNED PROPERTY INTERESTS


         STL ASSET NO.    CURRENT ASSET NAME
         -------------    ------------------
              3211        Greystone Housing

              3395        Pavlakos/Mcnair Dev Co

              3592        Marsh Lane Self Storage, Inc.

              3701        Dunning Partnership

         ** 540101        Bel Tiara Ventures II

** Denotes property reported as foreclosure in substance

                                  EXHIBIT B-2

                                                                Loan No. 4553/WA

                        ASSIGNMENT OF NOTE AND MORTGAGE

STATE OF TEXAS            )
                          )       KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF DALLAS          )

         LOMAS MORTGAGE USA, INC., a Connecticut corporation ("Assignor"), for Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by Assignor, hereby assigns unto ST LENDING, INC., a Delaware corporation, ("Assignee"), all of its right title and interest in and to the certain Promissory Note dated January 6, 1989, in the original principal sum of $9,600,000.00 (the "Loan"), executed on behalf of BLUME EASTLAKE LIMITED PARTNERSHIP ("Borrower"), and payable to the order of Assignor together with all of its right, title and interest in and to that certain Washington Deed of Trust (with Security Agreement and Assignment of Rents and Leases) dated January 6, 1989 (the "Mortgage") and recorded on January 13, 1989 in the County of King and the State of Washington, as Instrument No. 8901131266, as such Mortgage may have been modified or amended from time to time, covering certain real property located in the County of King and the State of Washington, being more particularly described on Exhibit A attached hereto, including any and all extensions, renewals, and modifications thereof, together with all of the right, title and interest of Assignor in and to (i) the instruments described on the attached Schedule I, and (ii) any and all other documents evidencing, securing or pertaining to the Loan, and all ancillary documents, including, without limitation, all rights under any applicable mortgagee or loan policy of title insurance issued for the benefit of Assignor, relating or pertaining to the Loan.

         This Assignment of Note and Mortgage is made without recourse and without any representation or warranty, either express or implied.

         TO HAVE AND TO HOLD the same unto Assignee, its successors and assigns forever.

         Assignor hereby further covenants and agrees that Assignor will, at any time and from time to time, upon written request therefor and at Assignee's sole expense, execute and deliver to Assignee such other documents and assurances as Assignee may reasonably request in order to effect the purposes of this Assignment of Note and Mortgage and carry out the provisions hereof.

                                                                Loan No. 4553/WA

         IN WITNESS WHEREOF, Assignor has duly executed this Assignment effective as of the ___ day of February, 1995.

                                  LOMAS MORTGAGE USA, INC.,
                                  a Connecticut corporation

                                  By:
                                     --------------------------------
                                  Name:
                                       ------------------------------
                                  Title:
                                        -----------------------------

STATE OF TEXAS            )
                          )
COUNTY OF DALLAS          )

         On February __, 1995, before me, a Notary Public in and for the State of Texas, personally appeared ________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that _he executed the same in h__ authorized capacity, and that by h__ signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

         WITNESS my hand and official seal.

                                  -----------------------------------
                                  Notary Public in and for the
                                  State of Texas
                                  Printed Name:
                                               ----------------------
                                  My Commission Expires:
                                                        -------------

                                  EXHIBIT B-2

WHEN RECORDED, RETURN TO:

Audrey Crafton
Lomas Financial Group
Office of the General Counsel
Post Office Box 655644
Dallas, Texas 75265-5644

DOCUMENT PREPARED BY:

Barbara F. Nye
Lomas Financial Group
Office of the General Counsel
Post Office Box 655644
Dallas, Texas 75265-5644

--------------------------------------------------------------------------------
                   (Space above line for Recorder's Use Only)

                                                                     No. 3674/TX

                             SPECIAL WARRANTY DEED

THE STATE OF TEXAS        )
                          )       KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF DALLAS          )

         LOMAS MORTGAGE USA, INC., a Connecticut ("Grantor"), whose mailing address is 1420 Viceroy, P.O. Box 650096, Dallas, Texas 75265, for and in consideration of (i) the sum of Ten Dollars ($10.00) and other good and valuable consideration paid by LIBERTE INVESTORS, a Massachusetts business trust ("Grantee"), whose mailing address is __________________________________
________________________________________________, the receipt and sufficiency of which consideration are hereby acknowledged, has GRANTED, BARGAINED, SOLD, and CONVEYED and by these presents does hereby GRANT, BARGAIN, SELL and CONVEY unto Grantee all of that certain real property located in Bexar County, Texas, and being more particularly described in Exhibit A attached hereto and made a part hereof for all purposes, together with all improvements thereon and all and singular the rights, benefits, privileges, easements, tenements, hereditaments, and appurtenances thereon or in anywise appertaining thereto (said real property, together with such improvements and such rights, benefits, privileges, easements, tenements, hereditaments and appurtenances are hereinafter collectively referred to as the "Property").

         This Special Warranty Deed is made and accepted expressly subject to those exceptions set forth in Exhibit B attached hereto and made a part hereof for all purposes, and to all Property Related Liabilities as such term is defined in that certain Asset Disposition Agreement dated as of February 28, 1995, by and among Liberte Investors, Lomas Management, Inc., and ST Lending, Inc. (the "Permitted Exceptions").

                                                                     No. 3674/TX

         TO HAVE AND TO HOLD the Property, subject to the Permitted Exceptions as aforesaid, unto Grantee, its successors and assigns, forever, and Grantor does hereby bind itself, its successors and assigns, to WARRANT AND FOREVER DEFEND all and singular the Property, unto Grantee, its successors and assigns, against every person whomsoever lawfully claiming or to claim the same, or any part thereof by, through, or under Grantor, but not otherwise.

         Except as specifically stated herein Grantor hereby specifically disclaims any warranty, guaranty, or representation, oral or written, past, present or future, of, as to, or concerning (i) the nature and condition of the Property, including but not by way of limitation, the water, soil, geology and the suitability thereof, and of the Property, for any and all activities and uses which Grantee may elect to conduct thereon or any improvements Grantee may elect to construct thereon, income to be derived therefrom or expenses to be incurred with respect thereto, or any obligations or any other matter or thing relating to or affecting the same; (ii) the manner of construction and condition and state of repair or lack of repair of any improvements located thereon; (iii) the nature and extent of any easement, right-of-way, lease, possession, lien, encumbrance, license, reservation, condition or otherwise; and (iv) the compliance of the Property, or the operation of the Property with any laws, rules, ordinances, or regulations of any government or other body. IN CONNECTION WITH THE CONVEYANCE OF THE PROPERTY AS PROVIDED FOR HEREIN, GRANTOR HAS NOT MADE AND DOES NOT MAKE ANY REPRESENTATIONS, WARRANTIES OR COVENANTS OF ANY KIND OR CHARACTER WHATSOEVER, WHETHER EXPRESS OR IMPLIED, WITH RESPECT TO THE QUALITY OR CONDITION OF THE PROPERTY, THE SUITABILITY OF THE PROPERTY FOR ANY AND ALL ACTIVITIES AND USES WHICH GRANTEE MAY CONDUCT THEREON, COMPLIANCE BY THE PROPERTY WITH ANY LAWS, RULES, ORDINANCES OR REGULATIONS OF ANY APPLICABLE GOVERNMENTAL AUTHORITY OR HABITABILITY, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, AND SPECIFICALLY, GRANTOR DOES NOT MAKE ANY REPRESENTATIONS REGARDING HAZARDOUS WASTE, AS DEFINED BY THE LAWS OF THE STATE OF TEXAS AND THE REGULATIONS ADOPTED THEREUNDER OR THE U.S. ENVIRONMENTAL PROTECTION AGENCY REGULATIONS AT 40 C.F.R., PART 261, OR THE DISPOSAL OF ANY HAZARDOUS WASTE OR OTHER HAZARDOUS OR TOXIC SUBSTANCES IN OR ON THE PROPERTY. The conveyance of the Property as provided for herein is made on an "AS IS" and "WITH ALL FAULTS" basis.

         Grantee, by its acceptance hereof, does hereby assume and agree to pay any and all ad valorem taxes and special assessments pertaining to the Property for calendar year of Closing and subsequent years, there having been a proper proration of ad valorem taxes for the current calendar year between Grantor and Grantee.

                                                                     No. 3674/TX

         IN WITNESS WHEREOF, this Special Warranty Deed has been executed and delivered to be effective for all purposes as of the 28th day of February, 1995.

                                  GRANTOR:

                                  LOMAS MORTGAGE USA, INC.,
                                  a Connecticut corporation

                                  By:
                                     --------------------------------
                                  Name:
                                       ------------------------------
                                  Title:
                                        -----------------------------

THE STATE OF TEXAS        )
                          )
COUNTY OF DALLAS          )

         This instrument was acknowledged before me on ________, 1995, by ________________________________, ________________________ of LOMAS MORTGAGE
USA, INC., a Connecticut corporation, on behalf of said corporation.



                                  -----------------------------------
                                  Notary Public, State of Texas
                                  Printed Name:
                                               ----------------------
                                  My Commission Expires:
                                                        -------------

                                   Schedule C
                          Asset Disposition Agreement

                            Liberte Exchange Assets


                 Asset
    Asset No.    Type      Asset Name
    ---------    ----      ----------
       3382       R        Swln, Inc.
       3674       R        Swln, Inc.
       4189       R        Ventura Properties, Inc.
       4439       R        Village Park Homes-Venture II

                                  EXHIBIT C-1

                               MASTER ASSIGNMENT

         ST LENDING, INC., a Delaware corporation ("Assignor"), for and in consideration of TEN DOLLARS ($10.00) and other good and valuable consideration paid to Assignor by LIBERTE INVESTORS, a Massachusetts business trust ("Assignee"), the receipt and sufficiency of which are hereby acknowledged, hereby CONVEYS, GRANTS, TRANSFERS and ASSIGNS unto Assignee, without recourse or warranty except as otherwise provided herein, all of the following assets (the "STL Assets"):

         Section 1. (a) The undivided participation interests of Assignor under the Participation Agreement (as hereinafter defined), including, without limitation, any and all participation certificates evidencing such interests (the "Participation Certificates"), in and to the unpaid amounts of principal and interest of the mortgage loans identified on the attached Schedule I (the "Participated Mortgage Loans"), (b) any other rights or interests of Assignor in and to the Participated Mortgage Loans or Participation Certificates or payments thereunder, and (c) any other rights of Assignor in and to the promissory notes evidencing such Participated Mortgage Loans (the "Participated Notes"), and in and to any and all mortgages, assignments of leases, guaranties, letters of credit, pledged accounts, surety bonds or arrangements and all other agreements, documents, instruments or deposits evidencing, insuring or securing the Participated Mortgage Loans or the Participation Certificates.

         Section 2. To the extent not conveyed pursuant to Section 1 above, (a) all of the undivided participation interests of Assignor (the "Participated Owned Property Interests") in and to all proceeds from the parcels of real property identified on the attached Schedule II, as evidenced by the Proceeds Agreement (as defined below) or otherwise, (b) any other rights or interests of Assignor in and to the Participated Owned Property Interests, including, without limitation, the participation certificates evidencing such interest, and (c) any other rights or interests of Assignor in and to all other agreements, documents, instruments or deposits evidencing, insuring or otherwise relating to the Participated Owned Property Interests.

         Section 3. The interest of Assignor in and to any and all participation, servicing, nominee, proceeds or similar agreements related to the Participated Mortgage Loans and the Participated Owned Property Interests, including, without limitation, the Participation Agreement dated July 28, 1970 (the "Participation Agreement") between Lomas Financial Corporation ("LFC") and Assignor (formerly known as Lomas & Nettleton Mortgage Investors) and the Proceeds Agreement dated August 1, 1990 among LFC, Assignor (formerly known as Lomas & Nettleton Mortgage Investors) and certain affiliates of LFC (the "Proceeds Agreement").

                   REPRESENTATIONS AND WARRANTIES OF ASSIGNOR

         Assignor represents and warrants to Assignee and its successors and assigns that:

         (i) Assignor is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware;

         (ii) Assignor has full power and authority to execute and deliver this Master Assignment, and this Master Assignment has been duly authorized, executed and delivered by Assignor and is valid, binding and enforceable against Assignor in accordance with its terms;

         (iii) Neither the execution nor the delivery of this Master Assignment by Assignor will (a) conflict with Assignor's Declaration of Trust, (b) violate, conflict with, or result in any breach of any terms or provisions of, or constitute a default under, any material contract, agreement or instrument to which Assignor or its affiliates is a party or by which Assignor or its affiliates or any of their properties are bound or (c) violate, conflict with or breach any provision of any applicable law, rule or regulation;

         (iv) Assignor (a) is the sole legal and beneficial owner of the assets conveyed hereby and (b) has good title thereto, free and clear of any and all liens, encumbrances, participation interests, charges, claims or equity interests of any nature, except as disclosed in writing to Assignee contemporaneously herewith.

                                 GOVERNING LAW

THIS MASTER ASSIGNMENT SHALL BE DEEMED TO BE A CONTRACT UNDER THE INTERNAL LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS, AND FOR ALL PURPOSES SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF SAID STATE, EXCEPT AS MAY OTHERWISE BE REQUIRED BY MANDATORY PROVISIONS OF LAW.

         EXECUTED as of February 28, 1995.

                                  ASSIGNOR:

                                  ST LENDING, INC.,
                                  a Delaware corporation

                                  By: /s/ CANEY B. WICKLAND
                                     --------------------------------
                                  Name: Caney B. Wickland
                                       ------------------------------
                                  Title: President
                                        -----------------------------

                           MASTER ASSIGNMENT BETWEEN
                          ST LENDING, INC. (ASSIGNOR)
                        AND LIBERTE INVESTORS (ASSIGNEE)

                                   SCHEDULE I
                          PARTICIPATED MORTGAGE LOANS

                                      None

                           MASTER ASSIGNMENT BETWEEN
                          ST LENDING, INC. (ASSIGNOR)
                        AND LIBERTE INVESTORS (ASSIGNEE)

                                  SCHEDULE II
                     PARTICIPATED OWNED PROPERTY INTERESTS

    ASSET NO.    CURRENT ASSET NAME
    ---------    ------------------
         3383    Swln, Inc.

         3674    Swln, Inc.

         4184    Ventura Properties, Inc.

         4439    Village Parks Homes-Venture II

                                  EXHIBIT C-2

WHEN RECORDED, MAIL TO:

Audrey Crafton
Lomas Financial Group
Office of the General Counsel
Post Office Box 655644
Dallas, Texas 75265-5644

DOCUMENT PREPARED BY:

Barbara F. Nye
Lomas Financial Group
Office of the General Counsel
Post Office Box 655644
Dallas, Texas 75265-5644

--------------------------------------------------------------------------------
                   (Space above this line for Recorder's Use)

                                                                     No. 3395/FL

                             SPECIAL WARRANTY DEED


         LOMAS MORTGAGE USA, INC. (formerly, The Lomas & Nettleton Company, also known as, Lomas & Nettleton Company), a Connecticut corporation ("Grantor"), whose mailing address is 1420 Viceroy, P.O. Box 650096, Dallas, Texas 75265, for and in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration paid by ST LENDING, INC., a Delaware corporation ("Grantee"), whose mailing address is 1420 Viceroy, P.O. Box 650096, Dallas, Texas 75265, the receipt and sufficiency of which consideration are hereby acknowledged, has GRANTED, BARGAINED, SOLD, and CONVEYED and by these presents does hereby GRANT, BARGAIN, SELL and CONVEY unto Grantee all of that certain real property located in Brevard County, Florida, and being more particularly described in Exhibit A attached hereto and made a part hereof for all purposes, together with all improvements thereon and all and singular the rights, benefits, privileges, easements, tenements, hereditaments, and appurtenances thereon or in anywise appertaining thereto (said real property, together with such improvements and such rights, benefits, privileges, easements, tenements, hereditaments and appurtenances are hereinafter collectively referred to as the "Property").

         This Special Warranty Deed is made and accepted expressly subject to those exceptions set forth in Exhibit B attached hereto and made a part hereof for all purposes, and to all Property Related Liabilities as such term is defined in that certain Asset Disposition Agreement dated as of February 28, 1995, by and among Liberte Investors, Lomas Management, Inc., and ST Lending, Inc. (the "Permitted Exceptions").

                                                                     No. 3395/FL

         TO HAVE AND TO HOLD the Property, subject to the Permitted Exceptions as aforesaid, unto Grantee, its successors and assigns, forever, and Grantor does hereby bind itself, its successors and assigns, to WARRANT AND FOREVER DEFEND all and singular the Property, unto Grantee, its successors and assigns, against every person whomsoever lawfully claiming or to claim the same, or any part thereof by, through, or under Grantor, but not otherwise.

         Except as specifically stated herein Grantor hereby specifically disclaims any warranty, guaranty, or representation, oral or written, past, present or future, of, as to, or concerning (i) the nature and condition of the Property, including but not by way of limitation, the water, soil, geology and the suitability thereof, and of the Property, for any and all activities and uses which Grantee may elect to conduct thereon or any improvements Grantee may elect to construct thereon, income to be derived therefrom or expenses to be incurred with respect thereto, or any obligations or any other matter or thing relating to or affecting the same; (ii) the manner of construction and condition and state of repair or lack of repair of any improvements located thereon; (iii) the nature and extent of any easement, right-of-way, lease, possession, lien, encumbrance, license, reservation, condition or otherwise; and (iv) the compliance of the Property, or the operation of the Property with any laws, rules, ordinances, or regulations of any government or other body. IN CONNECTION WITH THE CONVEYANCE OF THE PROPERTY AS PROVIDED FOR HEREIN, GRANTOR HAS NOT MADE AND DOES NOT MAKE ANY REPRESENTATIONS, WARRANTIES OR COVENANTS OF ANY KIND OR CHARACTER WHATSOEVER, WHETHER EXPRESS OR IMPLIED, WITH RESPECT TO THE QUALITY OR CONDITION OF THE PROPERTY, THE SUITABILITY OF THE PROPERTY FOR ANY AND ALL ACTIVITIES AND USES WHICH GRANTEE MAY CONDUCT THEREON, COMPLIANCE BY THE PROPERTY WITH ANY LAWS, RULES, ORDINANCES OR REGULATIONS OF ANY APPLICABLE GOVERNMENTAL AUTHORITY OR HABITABILITY, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, AND SPECIFICALLY, GRANTOR DOES NOT MAKE ANY REPRESENTATIONS REGARDING HAZARDOUS WASTE, AS DEFINED BY THE LAWS OF THE STATE OF FLORIDA AND THE REGULATIONS ADOPTED THEREUNDER OR THE U.S. ENVIRONMENTAL PROTECTION AGENCY REGULATIONS AT 40 C.F.R., PART 261, OR THE DISPOSAL OF ANY HAZARDOUS WASTE OR OTHER HAZARDOUS OR TOXIC SUBSTANCES IN OR ON THE PROPERTY. The conveyance of the Property as provided for herein is made on an "AS IS" and "WITH ALL FAULTS" basis.

         Grantee, by its acceptance hereof, does hereby assume and agree to pay any and all ad valorem taxes and special assessments pertaining to the Property for calendar year of Closing and subsequent years, there having been a proper proration of ad valorem taxes for the current calendar year between Grantor and Grantee.

                                                                     No. 3395/FL

         IN WITNESS WHEREOF, this Special Warranty Deed has been executed and delivered to be effective for all purposes as of the 28th day of February, 1995.

                                  GRANTOR:

                                  LOMAS MORTGAGE USA, INC.,
                                  (formerly, The Lomas & Nettleton Company,
Signed, sealed, and               also known as, Lomas & Nettleton Company), a
delivered in the                  Connecticut corporation
presence of:
                                  By:
------------------------------       --------------------------------
                                  Name:
------------------------------         ------------------------------
Print Name of Witness             Title:
                                        -----------------------------


------------------------------

------------------------------
Print Name of Witness



THE STATE OF TEXAS        )
                          )
COUNTY OF DALLAS          )

         This instrument was acknowledged before me on ________, 1995, by ________________, ________________ of LOMAS MORTGAGE USA, INC. (formerly, The
Lomas & Nettleton Company, also known as, Lomas & Nettleton Company), a Connecticut corporation, on behalf of said corporation. He is personally known to me or has produced ________ as identification and did not take an oath.

                                  -----------------------------------
                                  Notary Public, State of Texas
                                  Printed Name:
                                               ----------------------
                                  My Commission Expires:
                                                        -------------

                                   Schedule D
                          Asset Disposition Agreement

                              Non Exchange Assets


                   Asset
      Asset No.    Type        Asset Name
      ---------    ----        ----------
           3647      L         Ronald Holmes
           4137      L         Kenwood Homes Inc./Bill Walte
           4169      L         Israel Fogiel
           4391      L         Timbercrest Companies Inc.
           4545      L         Michael A. Howland & Lorraine K.
           4571      L         Robert K. Utley III
           4583      L         Gene Eidelman/Yuri Eidelman/
           4587      L         Ed H. Street Jr.
           4604      L         Hicks Road Associates L.P.
           4609      L         Van Holm Brian Eidelman Yuri & G
           4624      L         Alden Brian
           4681      L         James R. Stuhmer
           4637      L         Eddy Brunstein & Israel Fogiel &
           3437      R         Ike Harris
           4630      L         Lexington Square-Receivable

                                   Schedule E
                          Asset Disposition Agreement

                              Non Exchange Assets

            Asset
Asset No.    Type         Asset Name
---------    ----         ----------
     3934       R         Porten Sullivan
     4401       L         Johnny L. Swaim
     4402       L         Victor R. Means Jr.
     4601       R         New Worth Jv. (LNCI)
     4632       R         Lawler (LNCI)
     4644       L         Highland Plaza Tax Penalty
     4645       L         Highland Plaza Tax & Cam Tenant